As filed with the Securities and Exchange Commission on February 15, 2006.

===============================================================================
                                                   1933 Act File No. 333-123262
                                                    1940 Act File No. 811-21727


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of theCommission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                      FIRST TRUST/FIDAC MORTGAGE INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:




                              PRELIMINARY COPY -  DRAFT DATED FEBRUARY 15, 2006


                       FIRST TRUST VALUE LINE(R) 100 FUND
                          ENERGY INCOME AND GROWTH FUND
            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                                  March 1, 2006

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund (each a "Fund" and collectively, the "Funds"). The Meetings will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 on April 17, 2006 at 4:00 p.m. Central time.

         At the Meeting, you will be asked to vote on a proposal to elect Trustees of your Fund and to transact such other business as may properly come before the Meeting and any adjournments thereof. Shareholders of First Trust Strategic High Income Fund will also be asked to vote on a proposal to approve a new sub-advisory agreement. The proposals are described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         Voting takes only a few minutes. Each shareholder's vote is important. Your prompt response will be much appreciated.

         After you have voted on the proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting. Thank you.

                                           Sincerely,



                                           James A. Bowen
                                           Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


                          REGISTRATION VALID SIGNATURE

         CORPORATE ACCOUNTS

         (1) ABC Corp.                              ABC Corp.
         (2) ABC Corp.                              John Doe, Treasurer
         (3) ABC Corp.
               c/o John Doe, Treasurer              John Doe
             ABC Corp. Profit Sharing Plan          John Doe, Trustee

         TRUST ACCOUNTS

         (1) ABC Trust                              Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                       Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS

         (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr., UGMA       John B. Smith
         (2) John B. Smith                          John B. Smith, Jr., Executor

                       FIRST TRUST VALUE LINE(R) 100 FUND
                          ENERGY INCOME AND GROWTH FUND
            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                          To be held on April 17, 2006
March 1, 2006

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 on April 17, 2006, at 4:00 p.m. Central time, for the following purposes:

                    1. The election of Trustees of each Fund.

                    2. First Trust Strategic High Income Fund only. To approve a new sub-advisory agreement among First Trust Strategic High Income Fund, First Trust Advisors L.P. and Valhalla Capital Partners, LLC.

                    3. To transact such other business as may properly come before the Meetings or any adjournment thereof.

         The Board of Trustees has fixed the close of business on February 13, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings.

                                         By order of the Board of Trustees,



                                         W. Scott Jardine
                                         Secretary


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SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY
COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                                  DRAFT DATED FEBRUARY 15, 2006

                       FIRST TRUST VALUE LINE(R) 100 FUND
                          ENERGY INCOME AND GROWTH FUND
            FIRST TRUST/FIDUCIARY ASSET MANAGEMENT COVERED CALL FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND

                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 17, 2006

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532

                              JOINT PROXY STATEMENT
                                  MARCH 1, 2006


         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on April 17, 2006, at 4:00 p.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of the Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Board of Trustees of the Funds has determined that the use of this Joint Proxy Statement is in the best interests of each Fund and its shareholders in light of the same matters being considered and voted on by shareholders.

         Proxy solicitations will be made, beginning on or about March 1, 2006, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of each Fund; ___________, a proxy solicitor, that has entered into a contract with the Funds that provides that ___________ will provide proxy solicitation services on behalf of the Funds; First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; and PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Funds and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures, other than the preparation of proposal 2, will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The costs incurred in connection with the preparation of proposal 2 and of proxy solicitation incurred with respect to proposal 2 will be paid by Valhalla Capital Partners, LLC ("Valhalla"), the proposed investment sub-adviser to the First Trust Strategic High Income Fund (the "Strategic Fund").

         The Funds' most recent annual and semi-annual reports are available upon request, without charge, by writing to the Adviser at 1001 Warrenville

Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891. This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about March 1, 2006.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, FOR the approval of a new sub-advisory agreement for the Strategic Fund and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting. Shareholders that intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

         Under the By-Laws of the Funds, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund. In the absence of a quorum, any lesser number of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum shall be present. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted.

         For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Trustees of that Fund. For the Strategic Fund, the vote of a majority of the outstanding voting securities of the Fund will be required for the approval of the new sub-advisory agreement. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

         For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect. For purposes of determining the approval of the new sub-advisory agreement for the Strategic Fund, abstentions and broker non-votes will have the effect of a vote against the proposal.

         The close of business on February 13, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and all adjournments thereof.

         Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as Common Shares. On the Record Date, each Fund had the following number of shares (the "Shares") outstanding:

                                                                COMMON SHARES
        FUND                                                    OUTSTANDING

First Trust Value Line(R) 100 Fund                               17,490,000
Energy Income and Growth Fund                                     6,446,996
First Trust/Fiduciary Asset Management Covered Call Fund         19,973,164
First Trust/Aberdeen Global Opportunity Income Fund              17,365,236
First Trust/FIDAC Mortgage Income Fund                            4,045,236
First Trust Strategic High Income Fund                            8,805,236

         Common Shares of First Trust Value Line(R) 100 Fund and Energy Income and Growth Fund are listed on the American Stock Exchange under the ticker symbols FVL and FEN, respectively. Common Shares of First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund and Strategic Fund are listed on the New York Stock Exchange under the ticker symbols FFA, FAM, FMY and FHI, respectively.

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns. To the knowledge of the Board of Trustees, as of February 13, 2006, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of any Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders.

         In order that your Shares may be represented at the Meeting, you are requested to:

        o indicate your instructions on the proxy card;
        o date and sign the proxy card;
        o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
        o allow sufficient time for the proxy to be received (by 5:00 p.m., on April 14, 2006).

                        PROPOSAL 1: ELECTION OF TRUSTEES

         Proposal 1 relates to the election of Trustees of each Fund. Management proposes the election of five Trustees: James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Niel B. Nielson and David M. Oster. Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office until the next annual meetings of shareholders or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed. Each of the nominees was elected to each Fund's Board by the Fund's initial shareholder on the Fund's respective organizational date. In addition, each of the nominees was elected to the Board of the First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund to serve a one-year term by the Shareholders at the last Joint Annual Meetings of Shareholders of these Funds held on April 18, 2005.

         Required Vote: The Trustees, including those who are not "interested persons" of the Funds ("Independent Trustees") as that term is defined in the 1940 Act, shall be elected by the affirmative vote of the holders of a plurality of the Shares of each Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on the enclosed proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee or nominees as management may recommend.

         The Board of Trustees Unanimously Recommends that Shareholders Vote FOR Proposal 1.

                 PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

                     FIRST TRUST STRATEGIC HIGH INCOME FUND


BACKGROUND

         First Trust Advisors and the Strategic Fund have entered into an investment sub-advisory agreement dated July 26, 2005 with Hilliard Lyons Asset Management, a division of J. J. B. Hillard, W. L. Lyons, Inc. ("HL"), pursuant to which HL agreed to serve as sub-advisor to the Strategic Fund (the "Original Sub-Advisory Agreement"). The Original Sub-Advisory Agreement was approved by the initial shareholder of the Strategic Fund on _____________, 2005. On December 2, 2005, HL agreed to transfer certain assets and liabilities to Valhalla Capital Partners, LLC, including HL's rights with respect to the Original Sub-Advisory Agreement, in return for certain consideration, subject to Valhalla being named sub-adviser to the Fund (the "Transaction"). (Valhalla and HL are each referred herein to as a "Sub-Adviser" and collectively as the "Sub-Advisers.") In connection with the Transaction, HL will receive approximately $__________ as compensation from Valhalla. The Transaction is expected to occur on or about ___________, 2006. Valhalla is a Kentucky limited liability company, organized on ___________, 2005, that is managed by Kenneth L. Mathis, Justin L. Ventura and Ramond P. Mecherle, III. As of __________, 2006, Messrs. Mathis, Ventura and Mecherle owned ___%, ___% and
____% of Valhalla, respectively, and First Trust Portfolios L.P., an affiliate of First Trust Advisors, owned ___% of Valhalla. Messrs. Mathis, Ventura and Mecherle are currently employees of both Valhalla and HL and are responsible for the management of the investment portfolio of the Strategic Fund. Other than James A. Bowen, who is President, Chairman of the Board and Trustee of the Funds and a limited partner of Grace Partners of DuPage, L.P., the limited partner of First Trust Portfolios L.P., no officer or trustee of the Strategic Fund is an officer, employee, general partner or shareholder of Valhalla or has any other material direct or indirect interest in Valhalla.

         The Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination upon its "assignment," as that term is defined in the 1940 Act. Under the 1940 Act, the consummation of the Transaction will result in the assignment of the Original Sub-Advisory Agreement and therefore in its automatic termination. As a result, the Original Sub-Advisory Agreement will automatically terminate as of the date of the Transaction.

         In anticipation of the closing of the Transaction, the Board of the Strategic Fund met in person on January 23, 2006 for purposes of considering whether it would be in the best interests of the Strategic Fund to approve a new sub-advisory agreement among the Strategic Fund, First Trust Advisors and Valhalla (the "New Sub-Advisory Agreement"). At the January 23, 2006 Board meeting, and for the reasons discussed below (see "Board Considerations in Approving the New Sub-Advisory Agreement" ), the Board of the Strategic Fund, including a majority of the Board members who are not "interested persons" of the Strategic Fund, First Trust Advisors or Valhalla ("Independent Trustees"), unanimously determined that the New Sub-Advisory Agreement was in the best interests of the Strategic Fund and approved the Strategic Fund entering into the New Sub-Advisory Agreement, subject to approval by shareholders. The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Strategic Fund's shareholders in order for it to become effective. If approved by shareholders, the New Sub-Advisory Agreement is expected to become effective shortly after such approval and the Original Sub-Advisory Agreement will terminate. In the event shareholders of the Strategic Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Strategic Fund and its shareholders. The form of the New Sub-Advisory Agreement is attached hereto as Exhibit C.

INFORMATION ABOUT THE PROPOSED SUB-ADVISER

         Valhalla is a newly-organized registered investment adviser that specializes in the management of _______________. As of _________, Valhalla managed over ________ in assets. Employees of Valhalla currently advise fixed income assets for HL. As of December 31, 2005, HL has $848 million in fixed income assets, including the Strategic Fund. As of the termination of the Original Sub-Advisory Agreement, employees of Valhalla will no longer advise assets for HL. The principal occupation of the principal officers and directors of Valhalla is shown in Exhibit B. [Exhibit B also includes the other investment companies advised by Valhalla.]

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

         The terms of the New Sub-Advisory Agreement, including fees payable to Valhalla by First Trust Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness, the substitution of Valhalla for HL and the change of proxy voting responsibilities from the Sub-Adviser to First Trust Advisors. There is no change in the fee rate payable by First Trust Advisors to Valhalla. If approved by shareholders of the Strategic Fund, the New Sub-Advisory Agreement for the Strategic Fund will expire on July 26, 2007 unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Strategic Fund at least annually in the manner required by the 1940 Act. Below is a comparison of certain terms of the Original Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

         Advisory Services. The advisory services to be provided by Valhalla to the Strategic Fund under the New Sub-Advisory Agreement will be identical to those advisory services currently provided by HL to the Strategic Fund under the Original Sub-Advisory Agreement. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser will act as sub-adviser for and manage on a discretionary basis the investment and reinvestment of the assets of the Strategic Fund, and furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Strategic Fund's investment portfolio, all on behalf of the Strategic Fund and subject to supervision of the Fund's Board and First Trust Advisors. In performing its duties under both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser will satisfy any applicable fiduciary duties if may have to the Strategic Fund, monitor the Strategic Fund's investments and will comply with the provisions of the Strategic Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Strategic Fund.

         Fees. Under both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, First Trust Advisors pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the

Strategic Fund. The rate of the portfolio management fee payable by First Trust Advisors to Valhalla under the New Sub-Advisory Agreement is identical to the rate of the fee paid under the Original Sub-Advisory Agreement to HL. The annual rate of the portfolio management fee payable to HL under the Original Sub-Advisory Agreement and the fees paid by First Trust Advisors to HL with respect to the Strategic Fund during the Strategic Fund's first fiscal year were 0.40% of the Strategic Fund's Managed Assets and $_________, respectively.

         Proxy Voting. In the Original Sub-Advisory Agreement, HL was responsible for voting proxies solicited by, or with respect to, the issuers of securities held by the Strategic Fund and the related recordkeeping obligations. The New Sub-Advisory Agreement provides that First Trust Advisors will be responsible for voting proxies and the related recordkeeping obligations.

         Brokerage. Both the Original Sub-Advisory Agreement and New Sub-Advisory Agreement authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

         [The Strategic Fund did not pay brokerage commissions to affiliates of HL within the last fiscal year.]

         Payment of Expenses. Under the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the agreements other than the cost of securities and other assets (including brokerage commissions and other related expenses) purchased for the Strategic Fund.

         Limitation on Liability. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser will not be liable for, and the Strategic Fund and First Trust Advisors will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Strategic Fund or First Trust Advisors (including, without limitation, by the reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the agreement, except for a loss resulting from willfull misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

         Continuance. The Original Sub-Advisory Agreement of the Strategic Fund is in effect for an initial term expiring on July 26, 2007 and can be continued thereafter for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Strategic Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire on July 26, 2007, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

         Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for the Strategic Fund provide that the agreement automatically terminates in the event of an assignment and may be terminated at any time without the payment of any penalty by First Trust Advisors or the Sub-Adviser on sixty (60) days' written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by the Strategic Fund by action of the Strategic Fund's Board or by a vote of a majority of the outstanding voting securities of the Strategic Fund, accompanied by 60 days' written notice.

         The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for the Strategic Fund also are terminable at any time without the payment of any penalty, by First Trust Advisors, by the Board or by vote of a majority of the outstanding voting securities of the Strategic Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the agreement.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

         The Board of Trustees considered and approved the New Sub-Advisory Agreement at a meeting held on January 23, 2006 and recommends its approval to shareholders. In reviewing the New Sub-Advisory Agreement, the Board of Trustees received and reviewed data from First Trust Advisors and Valhalla which was provided in response to a request from counsel to the Independent Trustees made in advance of the meeting. The Independent Trustees discussed these responses in a conference call prior to the meeting. At the meeting, the Trustees discussed the materials with representatives of First Trust Advisors, Valhalla, Fund counsel and independent counsel. The Trustees met with independent counsel to review their duties and responsibilities in connection with their consideration of the New Sub-Advisory Agreement. The Board concluded that the terms of the new Sub-Advisory Agreement are fair and reasonable and that the New Sub-Advisory Agreement is in the best interests of the Strategic Fund.

         The Trustees considered the nature, extent and quality of services to be provided by Valhalla, and noted that the portfolio managers currently managing the Fund's portfolio would remain as the Fund's portfolio managers after the Transaction. At the meeting, the Trustees received a presentation from the three managing members of Valhalla, who described Valhalla's experience and investment style. These representatives of Valhalla described the recent formation of Valhalla as well as the infrastructure to be built and the compliance program that had been developed. These factors were important to the Independent Trustees in their determinations. The Trustees also considered the background of the other employees and advisers of Valhalla, including the resumes of its current and prospective Chief Compliance Officers. The Independent Trustees noted that First Trust Advisors would have a minority ownership interest in Valhalla and they concluded that this investment would enable more informed oversight of Valhalla. The Trustees also considered that Valhalla would not use any portion of Fund commissions to pay for research. The Trustees concluded that Valhalla had the capability to provide the necessary investment advisory services to the Fund.

         The Trustees considered the fees to be paid under the New Sub-Advisory Agreement and noted that the fees would be paid by First Trust Advisors from its advisory fee. Valhalla provided information on fees charged to clients for which it provides discretionary, investment supervisory services, and the Trustees noted that those fees generally were the same as or higher than the fees to be paid under the New Sub-Advisory Agreement. The Trustees reviewed an estimated budget prepared by Valhalla based on the fees projected to be received for services to be provided under the New Sub-Advisory Agreement. The Trustees reviewed the Fund's performance information, but determined that because of the limited operating history of the Fund the information was not determinative. The Trustees concluded that the fees to be paid under the New Sub-Advisory Agreement were reasonable.

         The Trustees considered First Trust Advisors' representation that the Fund's overall fee structure is not structured to pass the benefits of economies of scale on to shareholders as assets grow, but noted that assets are not expected to grow significantly since additional shares are issued only through the Fund's dividend reinvestment plan. The Trustees noted that both First Trust Advisors and Valhalla intended to continue to make investments in infrastructure and personnel. The Board did not consider an estimated level of profit to Valhalla under the New Sub-Advisory Agreement, although the Trustees did consider the budget prepared by Valhalla. The Board considered that the sub-advisory fee rate was negotiated at arm's length between First Trust Advisors and Valhalla, and that Valhalla would be paid by First Trust Advisors.

         After discussion, the Board of Trustees, including the Independent Trustees, concluded that Valhalla had the capabilities, resources and personnel necessary to manage the investments of the Fund. Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Trustees concluded unanimously that it was in the best interests of the Fund to approve the New Sub-Advisory Agreement.

REQUIRED VOTE

         The vote of a majority of the outstanding voting securities of the Strategic Fund will be required for the approval of the New Sub-Advisory Agreement. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the proposal.

         The Board of Trustees of the Strategic Fund Unanimously Recommends that Shareholders of the Strategic Fund Vote FOR Proposal 2.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

         The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and four of whom are Independent Trustees. During the past five years, no Independent Trustee has been a trustee, director or employee of, or consultant to, the Adviser, any sub-adviser described below under "INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR," or any of their affiliates. The Trustees of the Funds set broad policies for each Fund, choose each Fund's officers, and hire each Fund's investment adviser and, if applicable, sub-adviser. The officers of the Funds manage the day-to-day operations and are responsible to the Funds' Board of Trustees. The following is a list of Trustees and officers of the Funds and a statement of their present positions, principal occupations during the past five years, the number of portfolios each oversees and the other directorships they hold, if applicable.


                                                 BOARD NOMINEES

                                                INTERESTED TRUSTEE

                                                                                                  NUMBER OF            OTHER
                                                  TERM OF OFFICE(2)  PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND   DIRECTORSHIPS
NAME, ADDRESS, AND              POSITION(S)       AND LENGTH OF      DURING PAST FIVE             COMPLEX OVERSEEN     HELD BY
DATE OF BIRTH                   HELD WITH FUNDS   TIME SERVED(3)     YEARS                        BY TRUSTEE           TRUSTEE
James A. Bowen(1)               President,        1 Year             President, First Trust       24                   NONE
1001 Warrenville Road           Chairman of                          Advisors L.P. and First
Suite 300                       the Board,                           Trust Portfolios L.P.;
Lisle, IL 60532                 Chief             Since 2003         Chairman of the Board,
DOB: 9/55                       Executive                            BondWave LLC and
                                Officer and                          Stonebridge Advisors LLC
                                Trustee


                                                 INDEPENDENT TRUSTEES


                                                                     Physician; President,
Richard E. Erickson             Trustee           1 Year             Wheaton Orthopedics;         24                   NONE
c/o First Trust Advisors L.P.                                        Co-owner and Co-Director,
1001 Warrenville Road                                                Sports Med Center for
Suite 300                                         Since 2003         Fitness; Limited Partner,
Lisle, IL 60532                                                      Gundersen Real Estate
DOB: 4/51                                                            Partnership



                                                                                                  NUMBER OF            OTHER
                                                  TERM OF OFFICE(2)  PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND   DIRECTORSHIPS
NAME, ADDRESS, AND              POSITION(S)       AND LENGTH OF      DURING PAST FIVE             COMPLEX OVERSEEN     HELD BY
DATE OF BIRTH                   HELD WITH FUNDS   TIME SERVED(3)     YEARS                        BY TRUSTEE           TRUSTEE
                                                                     President, ADM
Thomas R. Kadlec                Trustee           1 Year             Derivatives, Inc.            24                   NONE
c/o First Trust Advisors L.P.                                        (May 2005 to present);
1001 Warrenville Road                                                Vice President and Chief
Suite 300                                         Since 2003         Financial Officer (1990
Lisle, IL 60532                                                      to present), ADM Investor
DOB: 11/57                                                           Services, Inc. (Futures
                                                                     Commission Merchant);
                                                                     Registered Representative
                                                                     (2000 to present),
                                                                     Segerdahl & Company,
                                                                     Inc., a NASD member
                                                                     (Broker-Dealers)

Niel B. Nielson                 Trustee           1 Year             President, Covenant          24                   Director of
c/o First Trust Advisors L.P.                                        College (June 2002 to                             Good News
1001 Warrenville Road                             Since 2003         present); Pastor, College                         Publishers-
Suite 300                                                            Church in Wheaton (1997                           Crossway
Lisle, IL 60532                                                      to June 2002)                                     Books;
DOB: 3/54                                                                                                              Covenant
                                                                                                                       Transport
                                                                                                                       Inc.


David M. Oster                  Trustee           1 Year             Trader (Self-Employed)       12                   NONE
c/o First Trust Advisors L.P.                                        (1987 to Present)
1001 Warrenville Road                             Since 2003         (Options Trading and
Suite 300                                                            Market Making)
Lisle, IL 60532
DOB: 3/64


OFFICERS


Mark R. Bradley             Treasurer,            Indefinite         Chief Financial Officer,
1001 Warrenville Road       Controller,                              Managing Director, First           24               N/A
Suite 300                   Chief Financial       Since 2003         Trust Advisors L.P. and
Lisle, IL 60532             Officer                                  First Trust Portfolios L.P.;
DOB: 11/57                  and Chief                                Chief Financial Officer,
                            Accounting                               BondWave LLC and Stonebridge
                            Officer                                  Advisors LLC


Susan M. Brix               Assistant Vice        Indefinite         Representative, First              24               N/A
1001 Warrenville Road       President                                Trust Portfolios L.P.;
Suite 300                                         Since 2003         Assistant Portfolio
Lisle, IL 60532                                                      Manager, First Trust
DOB: 1/60                                                            Advisors L.P.

Robert F. Carey             Vice President        Indefinite         Senior Vice President,             24               N/A
1001 Warrenville Road                                                First Trust Advisors
Suite 300                                         Since 2003         L.P. and First Trust
Lisle, IL 60532                                                      Portfolios L.P.
DOB: 7/63
                                                                     General Counsel,
W. Scott Jardine            Secretary and         Indefinite         First Trust Advisors               24               N/A
1001 Warrenville Road       Chief Compliance                         L.P. and First Trust
Suite 300                   Officer ("CCO")       Since 2003         Portfolios L.P.; Secretary,
Lisle, IL 60532                                   CCO                BondWave LLC and
DOB: 5/60                                         Since 2004         Stonebridge Advisors LLC


                                                        -11-

                                                                                                  NUMBER OF            OTHER
                                                  TERM OF OFFICE(2)  PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND   DIRECTORSHIPS
NAME, ADDRESS, AND          POSITION(S)           AND LENGTH OF      DURING PAST FIVE             COMPLEX OVERSEEN     HELD BY
DATE OF BIRTH               HELD WITH FUNDS       TIME SERVED(3)     YEARS                        BY TRUSTEE           TRUSTEE
                                                                     Assistant General Counsel,   24                   N/A
Kristi A. Maher             Assistant             Indefinite         First Trust Advisors L.P.
1001 Warrenville Road       Secretary                                and First Trust Portfolios
Suite 300                                                            L.P. (March 2004 to
Lisle, IL 60532                                   Since 2004         present); Associate,
DOB: 12/66                                                           Chapman and Cutler LLP
                                                                     (1995-2004)

Roger F. Testin             Vice President        Indefinite         Senior Vice President,       24                   N/A
1001 Warrenville Road                                                First Trust Advisors L.P.
Suite 300                                                            and First Trust Portfolios
Lisle, IL 60532                                   Since 2003         L.P. (August 2001 to present);
DOB: 6/66                                                            Analyst, Dolan Capital
                                                                     Management (1998-2001)

Daniel J. Lindquist         Vice President        Indefinite        Senior Vice President,        24                   N/A
1001 Warrenville Road                                               First Trust Advisors L.P.;
Suite 300                                                           Vice President, First
Lisle, IL 60532                                                     Trust Portfolios L.P.
DOB: 2/70                                         Since December    (since April 2004); Chief
                                                  2005              Operating Officer, Mina
                                                                    Capital Management, LLC
                                                                    (January 2004 to April
                                                                    2004); Chief Operating
                                                                    Officer, Samaritan Asset
                                                                    Management Services, Inc.
                                                                    (______ to ______ 2003)

James M. Dykas              Assistant             Indefinite        Vice President, First Trust   24                   N/A
1001 Warrenville Road       Treasurer                               Portfolios L.P. (January
Suite 300                                                           2005 to present); Executive
Lisle, IL 60532                                                     Director of Van Kampen
DOB: 1/66                                         Since December    Asset Management and Morgan
                                                  2005              Stanley Investment
                                                                    Management (1999 to January
                                                                    2005)


(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.
(2) Trustees are elected each year by Shareholders and serve a one-year term until their successors are elected. Officers of the Funds have an indefinite term.
(3) Trustees and officers were elected in 2003 for First Trust Value Line(R) 100 Fund, in 2005 for First Trust/FIDAC Mortgage Income Fund and Strategic Fund and in 2004 for the other Funds. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex on December 12, 2005.


         In addition to the Funds, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 12 portfolios advised by First Trust Advisors; First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Value Line(R) & Ibbotson Equity Allocation Fund and First Trust/Four Corners Senior Floating Rate Income Fund II, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, an open-end investment company and an exchange-traded "index fund" with one operating portfolio advised by First Trust Advisors.

         Messrs. Bowen, Erickson, Kadlec and Nielson are trustees of First Defined Portfolio Fund, LLC. Messrs. Bowen, Erickson, Kadlec, Nielson and Oster are Trustees of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and First Trust Exchange-Traded Fund. During the past five years, none of the Independent Trustees, or any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P., any sub-adviser or any of their affiliates. In addition, Mr. Bowen, chief executive officer of each Fund, and the other officers of the Funds, hold the same positions with First Defined Portfolio Fund, LLC, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and First Trust Exchange-Traded Fund, as they hold with the Funds.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH NOMINEE FOR ELECTION AS TRUSTEE

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and in other funds in the First Trust Fund Complex as of December 31, 2005:

      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND (NUMBER OF SHARES HELD)


                                                                                                                    AGGREGATE DOLLAR
                                                                                                                    RANGE OF EQUITY
                                                                                                                    SECURITIES IN
                                                                                                                    ALL REGISTERED
                                                     FIRST TRUST/                                                   INVESTMENT
                                                     FIDUCIARY     FIRST                                            COMPANIES
                                                     ASSET         TRUST/ABERDEEN     FIRST            FIRST TRUST  OVERSEEN BY
                 FIRST TRUST                         MANAGEMENT    GLOBAL             TRUST/FIDAC      STRATEGIC    TRUSTEE IN FUND
NAME OF          VALUE LINE(R)      ENERGY INCOME    COVERED CALL  OPPORTUNITY        MORTGAGE         HIGH INCOME  COMPLEX/(NUMBER
TRUSTEE          100 FUND           AND GROWTH FUND  FUND          INCOME FUND        INCOME FUND      FUND         OF SHARES HELD)

                                                                 INTERESTED TRUSTEE

James A.        $50,001-$100,000    $0               $0            $10,001-$50,000    $0               $0           Over $100,000
Bowen           (4000 Shares)       (0 Shares)       (0 Shares)    (750 Shares)       (0 Shares)       (0 Shares)   (10,750 Shares)

                                                                 INDEPENDENT TRUSTEE

Richard E.      $10,001-$50,000     $1-$10,000       $1-$10,000    $1-$10,000         $0               $0           $50,001-$100,000
Erickson        (622 Shares)        (280 Shares)     (218 Shares)  (439 Shares)       (0 Shares)       (0 Shares)   (2,803 Shares)

Thomas R.       $10,001-$50,000     $0               $0            $0                 $0               $0           $50,001-$100,000
Kadlec          (1,971 Shares)      (0 Shares)       (0 Shares)    (0 Shares)         (0 Shares)       (0 Shares)   (5,777 Shares)

Niel B.         $1-$10,000          $0               $1-$10,000    $1-$10,000         $0               $0           $10,001-$50,000
Nielson         (243 Shares)        (0 Shares)       (216 Shares)  (209 Shares)       (0 Shares)       (0 Shares)   (1,547 Shares)

David M.        $10,001-$50,000     $1-$10,000       $1-$10,000    $1-$10,000         $10,001-$50,000  $0           Over $100,000
Oster           (1,223 Shares)      (209 Shares)     (221 Shares)  (211 Shares)       (2,034 Shares)   (0 Shares)   (9,544 Shares)

         As of December 31, 2005, the Independent Trustees of each Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser, sub-adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of the Funds, nor did any Independent Trustee purchase or sell securities of First Trust Advisors, any sub-adviser or their parents or subsidiaries.

         James A. Bowen sold four limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors, to Grace Partners of DuPage L.P. on January 3, 2005 for a price of $475,000 per unit.

         As of December 31, 2005, each Fund knows of no person who owns beneficially or of record 5% or more of any Fund's Shares. As of December 31, 2005, the Trustees and executive officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding.

                                                              COMMON SHARES
FUND                                                              OWNED

First Trust Value Line(R) 100 Fund                               8,209
Energy Income and Growth Fund                                      489
First Trust/Fiduciary Asset Management Covered Call Fund           655
First Trust/Aberdeen Global Opportunity Income Fund              1,609
First Trust/FIDAC Mortgage Income Fund                           2,034
First Trust Strategic High Income Fund                               0

         [As of December 31, 2005, the Trustees and executive officers as a group beneficially owned 30,721 shares of funds in the First Trust Fund Complex (less than 1% of the shares outstanding).]

COMPENSATION

         Effective January 1, 2006, the Trustees approved a revised compensation plan. Under the revised plan, each Fund pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates an annual retainer of $10,000, which includes compensation for all board and committee meetings. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Mr. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee, with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2006, each Fund paid each Trustee not affiliated with First Trust Advisors, any sub-adviser or any of their affiliates an annual fee of $10,000 plus $1,000 as compensation for each special board meeting (in-person or by electronic means) and $500 per non-regular committee meeting (in-person or by electronic means) attended. The Board of Trustees of First Trust/FIDAC Mortgage Income Fund held five meetings and the Board of Trustees of First Trust Strategic High Income Fund held three meetings during the fiscal year ended October 31, 2005. The Board of Trustees of the Energy Income and Growth Fund held seven meetings during the fiscal year ended November 30, 2005. The Board of Trustees of First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund held five meetings during the fiscal year ended December 31, 2005. Each of the Trustees attended all of the meetings of the Board of Trustees of the Funds. The aggregate fees and expenses paid to the Trustees by each Fund for their respective fiscal years (including reimbursement for travel and out-of-pocket expenses) amounted to the following:


                                                              AGGREGATE FEES AND
FUND                                                          EXPENSES PAID

First Trust Value Line(R) 100 Fund                            $41,773.80
Energy Income and Growth Fund                                 $59,280.99
First Trust/Fiduciary Asset Management Covered Call Fund      $41,301.63
First Trust/Aberdeen Global Opportunity Income Fund           $41,352.58
First Trust/FIDAC Mortgage Income Fund                        $22,762.11
First Trust Strategic High Income Fund                        $10,541.83

         The following table sets forth certain information regarding the compensation of each Fund's Trustees for their respective fiscal years. The Funds have no retirement or pension plans.


                                                AGGREGATE
                                                COMPENSATION      AGGREGATE          ESTIMATED          ESTIMATED
               AGGREGATE       AGGREGATE        FROM FIRST        COMPENSATION       AGGREGATE          AGGREGATE
               COMPENSATION    COMPENSATION     TRUST/            FROM FIRST         COMPENSATION(4)    COMPENSATION(4) TOTAL
               FROM FIRST      FROM ENERGY      FIDUCIARY ASSET   TRUST/ABERDEEN     FROM FIRST         FROM FITST      COMPENSATION
               TRUST VALUE     INCOME AND       MANAGEMENT        GLOBAL             TRUST/FIDAC        TRUST           FROM THE
NAME OF        LINE(R) 100     GROWTH           COVERED CALL      OPPORTUNITY        MORTGAGE INCOME    STRATEGIC HIGH  FUND
TRUSTEE        FUND(2)         FUND(3)          FUND              INCOME FUNDS(3)    FUNDS(1)           INCOME FUND(1)  COMPLEX(3)

                                                               INTERESTED TRUSTEE
James A.       $_              $0               $0                $0                 $0                 $0              $0
Bowen

                                                              INDEPENDENT TRUSTEES
Richard E.
Erickson       $10,452.91      $14,766.69       $10,336.20        $10,353.68         $10,675.00         $10,125.00      $141,825.03

Thomas R.
Kadlec         $10,399.58      $14,736.12       $10,274.58        $10,274.58         $10,675.00         $10,125.00      $141,542.47

Niel B.
Nielson        $10,507.17      $15,030.70       $10,401.70        $10,435.17         $10,925.75         $10,155.47      $143,654.57

David M.
Oster          $10,414,14      $14,747.48       $10,289.15        $10,289.15         $10,686.36         $10,136.36      $129,991.93

1 For fiscal year ended October 31, 2005.
2 For fiscal year ended November 30, 2005.
3 For fiscal year ended December 31, 2005
4 The compensation from the Fund has been annualized to reflect revised compensation payable for a full fiscal year.

         The total compensation paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees of each fund in the First Trust Fund Complex, includes compensation for their services as Trustees to First Defined Portfolio Fund, LLC, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust Exchange-Traded Fund and the Funds. For the fiscal year ended December 31, 2005, Mr. Oster was not a Trustee of First Defined Portfolio Fund, LLC and accordingly, his total compensation was based on compensation paid by First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Value Line(R) & Ibbotson Equity Allocation Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, First Trust Exchange-Traded Fund and the Funds.

         The officers and the interested Trustee of each Fund receive no compensation from the Funds for serving in such capacity.

                                   COMMITTEES

AUDIT COMMITTEE

         The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Nielson and Oster, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and the New York Stock Exchange. Mr. Kadlec serves as the Audit Committee Financial Expert. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). For the fiscal ended October 31, 2005, the Audit Committee met two times for First Trust/FIDAC Mortgage Income Fund and once for Strategic Fund. For the fiscal year ended November 30, 2005, the Audit Committee met six times for Energy Income and Growth Fund. For the fiscal year ended December 31, 2005, the Audit Committee met six times for First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund. Each of the Trustees attended all of the meetings of the Audit Committee of the Board of Trustees of each Fund.

         In carrying out its responsibilities, the Audit Committee pre-approves all audit services for each Fund and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund and the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors"). The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagement of less than $25,000. Any decisions by the Chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed by the Board of Trustees on December 12, 2005, a copy of which is attached as Exhibit A hereto. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committee reviewed and discussed with management and Deloitte & Touche the audited financial statements of First Trust/FIDAC Mortgage Income Fund and Strategic Fund for the fiscal years ended October 31, 2005 at a meeting held on December 12, 2005; Energy Income and Growth Fund for the fiscal year ended November 30, 2005 at a meeting held on January 23, 2006; and First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund for the fiscal years ended December 31, 2005 at a meeting held on February 23, 2006 and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         Members of each Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for purposes of accounting, financial management or internal control functions. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Deloitte & Touche. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Funds' financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

         Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the years ended October 31, November 30 and December 31, 2005 in its Annual Report dated October 31, November 30 and December 31, 2005, respectively.

         Submitted by the Audit Committee of the Funds:

                  Richard E. Erickson
                  Thomas R. Kadlec
                  Niel B. Nielson
                  David M. Oster

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for First Trust/FIDAC Mortgage Income Fund and Strategic Fund for the fiscal years ending October 31, 2006 and for Energy Income and Growth Fund for the fiscal year ending November 30, 2006. The Audit Committee has recommended to the Board that Deloitte & Touche be selected to serve as the independent auditors for First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund for the fiscal years ending December 31, 2006. The Board expects to consider at its March 2006 Board meeting whether Deloitte & Touche will be selected to serve as independent auditors for those Funds for fiscal year 2006. Deloitte & Touche acted as the independent auditors for the First Trust/FIDAC Mortgage Income Fund and the Strategic Fund for the fiscal years ended October 31, 2005, for the Energy Income and Growth Fund for the fiscal year ended November 30, 2005, and for the First Trust Value Line(R) 100 Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, and the First Trust/Aberdeen Global Opportunity Income Fund for the fiscal years ended December 31, 2005. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

         Set forth in the table below are fees billed by Deloitte & Touche to each Fund and the Adviser through the fiscal period ended October 31, November 30 or December 31, as applicable:


                                   AUDIT FEES           AUDIT RELATED FEES        TAX FEES            ALL OTHER FEES

                               2004         2005          2004     2005         2004     2005          2004      2005

First Trust Value Line(R) 100   $9,000      $26,250       $0       $2,084       $0        $7,000       $0        $5,770
Fund

Energy Income and Growth Fund  $52,000(1)   $54,340       $0(1)    $2,000       $0(1)    $50,000       $0(1)     $3,264

First Trust/Fiduciary Asset    $15,000(2)   $26,250       $0(2)    $2,083       $0(2)     $4,500       $0(2)     $6,592
Management Covered Call Fund

First Trust/Aberdeen Global    $13,500(3)   $43,000       $0(3)    $2,083       $0(3)     $4,000       $0(3)     $8,443
Opportunity Income Fund

First Trust/FIDAC Mortgage     N/A          $35,000(4)    N/A      $2,000(4)    N/A       $____(4)     N/A       $1,643
Income Fund

First Trust Strategic High     N/A           $9,500(5)    N/A      $____(5)     N/A       $____(5)     N/A       $____(5)
Income Fund

First Trust Advisors           N/A           $6,000       $0       $____        $6,000(6) $____                  $____

(1) These fees were for the period since inception on June 17, 2004 to November 30, 2004.
(2) These fees were for the period since inception on August 17, 2004 to December 31, 2004.
(3) These fees were for the period since inception on November 16, 2004 to December 31, 2004.
(4) These fees were for the period since inception on May 25, 2005 to October 31, 2005.
(5) These fees were for the period since inception on July 26, 2005 to October 31, 2005.
(6) These fees were for tax return preparation.


         Set forth in the table below are the aggregate non-audit fees shown in the table above billed by Deloitte & Touche to each Fund and to the Adviser for each Fund's respective fiscal years ended October 31, November 30 and December 31:


                            AGGREGATE NON-AUDIT FEES

                                                     2004            2005

First Trust Value Line(R) 100 Fund                   $_____          $12,770

Energy Income and Growth Fund                        $_____(1)       $53,264

First  Trust/Fiduciary  Asset Management
Covered Call Fund                                    $_____(2)       $11,092

First Trust/Aberdeen Global Opportunity
Income Fund                                          $_____(3)       $12,443

First Trust/FIDAC Mortgage Income Fund                N/A            $ 1,643(4)

First Trust Strategic High Income Fund                N/A            $ _____(5)

First Trust Advisors                                 $____           $ _____

1 These fees were for the period since inception on June 17, 2004 to November 30, 2004.
2 These fees were for the period since inception on August 17, 2004 to December 31, 2004.
3 These fees were for the period since inception on November 16, 2004 to December 31, 2004.
4 These fees were for the period since inception on May 25, 2005 to October 31, 2005.
5 These fees were for the period since inception on July 26, 2005 to October 31, 2005.
6  These fees were for tax return preparation.

         In addition to pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by the independent auditors, the Audit Committee pre-approves the independent auditors' engagements for non-audit services to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to a Fund, if the engagement relates directly to the operations and financial reporting of a Fund.

         [All of the Audit Fees, Audit Related Fees, Tax Fees, All Other Fees and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed in the tables set forth above were pre-approved by the Audit Committee pursuant to its pre-approval policies. None of these fees were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.]

OTHER COMMITTEES

         The Board of Trustees of the Funds has three other standing committees: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are members of the Executive Committee. The Executive Committee serving as the Dividend and Pricing Committee for First Trust/FIDAC Mortgage Income Fund and for First Trust Strategic High Income Fund met a total of eight times and six times, respectively, during the fiscal year ended October 31, 2005. The Executive Committee serving as the Dividend and Pricing Committee for Energy Income and Growth Fund met a total of five times during the fiscal year ended November 30, 2005. During the fiscal year ended December 31, 2005, the Executive Committee serving as the Dividend and Pricing Committee met twice for First Trust Value Line(R) 100 Fund; four times for First Trust/Fiduciary Asset Management Covered Call Fund; and eleven times for First Trust/Aberdeen Global Opportunity Income Fund. Each Fund's Executive Committee met to authorize the Funds' dividend declarations and to authorize the initial public offering of the applicable Funds.

         Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of each Fund and who are "independent directors" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Nielson and Oster are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. The Committee for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund met a total of two times and one time, respectively, during the fiscal year ended October 31, 2005. The Committee for Energy Income and Growth Fund met a total of five times during the fiscal year ended November 30, 2005. The Committee for First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund met five times during the fiscal year ended December 31, 2005.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.

         Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the secretary of the Fund. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532,
Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty
(60) days prior to the first anniversary date of the date of the Fund's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of a Fund shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act; (v) the class or series and number of all shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. Shares "beneficially owned" means all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Funds, investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Valuation Committee met a total of three times during the fiscal years ended October 31, 2005, November 30, 2005 and December 31, 2005.

ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

         The policy of the Board relating to attendance by Trustees at annual meetings of the Funds is contained in the Funds' Nominating and Governance Committee Charter, which is posted on the Funds' website at www.ftportfolios.com.

INVESTMENT ADVISER, SUB-ADVISERS AND ADMINISTRATOR

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment adviser. Fiduciary Asset Management, LLC, 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, serves as the investment sub-adviser to the Energy Income and Growth Fund and the First Trust/Fiduciary Asset Management Covered Call Fund. Aberdeen Asset Management, Inc., 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33301, serves as the investment sub-adviser to the First Trust/Aberdeen Global Opportunity Income Fund. Fixed Income Discount Advisory Company, Inc., 1211 Avenue of the Americas, 29th Floor, New York, New York 10036, serves as the investment sub-adviser to the First Trust/FIDAC Mortgage Income Fund.

         Hilliard Lyons Asset Management, Hilliard Lyons Center, 501 S. Fourth Street, Louisville, Kentucky 40202, currently serves as the investment sub-adviser to the First Trust Strategic High Income Fund. HL is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., Pittsburgh, Pennsylvania, parent company of PFPC. Valhalla Capital Partners, LLC, 501 S. Fourth Street, 4th Floor, Louisville, Kentucky 40202, is the proposed investment sub-adviser to the Strategic Fund, subject to the approval of the shareholders of the Strategic Fund as described under proposal 2.

         PFPC acts as the Funds' administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

SECTION 30(H) AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors, and any sub-adviser and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC, the American Stock Exchange or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal years ended October 31, 2005, November 30, 2005 and December 31, 2005, all such filing requirements applicable to such persons were met except as noted below. A Form

3 was filed late on behalf of Richard Erickson for the First Trust/FIDAC Mortgage Income Fund and Form 3s were filed late on behalf of Timothy Swanson, an officer of Fiduciary Asset Management, LLC, for Energy Income and Growth Fund and First Trust/Fiduciary Asset Management Covered Call Fund. A Form 4 was filed late on behalf of James A. Bowen, for a purchase of shares of First Trust Value Line(R) 100 Fund. All of these late filings were due to administrative oversight.

SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2007 annual meeting of shareholders must be received at the principal executive offices of the Funds by February 1, 2007, in order to be considered for inclusion in the Funds' proxy materials relating to that meeting. The Funds' bylaws require that in order to nominate persons to the Funds' Board or to present a proposal for action by shareholders at an annual meeting of shareholders, a shareholder must provide advance written notice to the Secretary of the Funds, which notice must be delivered to or mailed and received at the Funds' principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting of shareholders; provided that in the event that the date of the annual meeting to which such shareholder's notice relates is more than 30 days before or more than 30 days after such anniversary date; for notice by the shareholder to be timely it must be so delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Funds. The shareholder's notice must contain detailed information specified in the Funds' bylaws.

         To be considered for presentation at the annual meetings of shareholders of the Funds to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Funds at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than November 17, 2006. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the applicable Fund not later than February 1, 2007. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

         The fiscal year end for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund was October 31, 2005. The fiscal year end for Energy Income and Growth Fund was November 30, 2005. The fiscal year end for First Trust Value Line(R) 100 Fund, First Trust/Fiduciary Asset Management Covered Call Fund and First Trust/Aberdeen Global Opportunity Income Fund was December 31, 2005.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

         Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

GENERAL

         A list of shareholders entitled to be present and to vote at the Meetings will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

         Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the applicable Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Funds' By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of a Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

March 1, 2006

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               PRELIMINARY COPY - DRAFT DATED FEBRUARY 15, 2006


                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                   A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                    B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

                    C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                    D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION.

         A. Size and Membership Requirements

         1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

         2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds, each member must meet the independence and experience requirements of the New York Stock Exchange or the American Stock Exchange (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

         3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

         4. With respect to Funds that are closed-end funds whose shares are listed on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may be, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds whose shares are listed on the American Stock Exchange, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange. A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

         5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two other public companies, in addition to their service on the Committee.

         B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

         C. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

         A. With respect to Independent Auditors:

         1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

         2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditors' evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditors' activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

         3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

         4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         5. The Committee shall pre-approve the External Auditors' engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

         6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditors' independence.

         7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm;
(c) any steps taken to deal with any such issues; and (d) the External Auditors' independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

         8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

         9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further consider the rotation of the independent auditor firm itself.

         10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

         11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

         12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

         B. With respect to Fund Financial Statements:

         1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

         2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

         3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

         4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditors' review of the Funds' financial statements.

         5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

         6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

         7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

         8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

         C. With respect to serving as a Qualified Legal Compliance Committee:

         1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                   (i) The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.

                  (ii) Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                 (iii) After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

                o   Notify the full Board;

                o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                o Retain such additional expert personnel as the Committee deems necessary.

                 (iv) At the conclusion of any such investigation, the Committee shall:

                o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

                o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

         2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

         D. Other Responsibilities:

         1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III. C. above.

         2. The Committee shall review, with Fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

         3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

         4. The Committee shall evaluate on an annual basis the performance of the Committee.

         5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

         6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

         7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

         8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

         9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, Fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         10. The Committee shall maintain minutes of its meetings.

         11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

 IV      AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

 V       FUNDING PROVISIONS.

         A. The Committee shall determine the:

         1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

         2. Compensation to any advisers employed by the Committee.

         B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

 VI      MANAGEMENT AND EXTERNAL AUDITORS' RESPONSIBILITIES.

         A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

         B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.


         C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.



Amended:  June 13, 2005

                               PRELIMINARY COPY - DRAFT DATED FEBRUARY 15, 2006


                                    EXHIBIT B


                       OFFICERS AND DIRECTORS OF VALHALLA


      NAME AND ADDRESS                    PRINCIPAL OCCUPATION

Kenneth L. Mathis                         President, Chief Executive Officer and
5015 S. Fourth St., 4th Floor             Member of Valhalla; __________ of HL
Louisville, KY 40202

Justin L. Ventura
5015 S. Fourth St., 4th Floor
Louisville, KY 40202

Raymond P. Mecherle, III
5015 S. Fourth St., 4th Floor
Louisville, KY 40202


                           OTHER INVESTMENT COMPANIES
                               ADVISED BY VALHALLA

         Valhalla serves as investment adviser to the following other investment companies:



    FUND        ASSET SIZE         ADVISORY FEES         WAIVER/REIMBURSEMENT

                              PRELIMINARY COPY - DRAFT DATED FEBRUARY 15, 2006


                                    EXHIBIT C


                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT made as of this ____ day of ____________, 2006 by and among First Trust Strategic High Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Valhalla Capital Partners, LLC, a Kentucky limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").

         WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

         WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

         WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

          2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's initial registration statement on Form N-2

(File No. 333-124146) as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

         Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

         In addition, Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by Sub-Adviser or its affiliates, if in Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund and Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

         The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by the Manager to the Sub-Adviser are invested, consistent with the Sub-Adviser's written Proxy Policies and Procedures. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

         The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures,
(b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

         The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein.

         The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

                   (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

                   (b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

                   (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

                   (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably requested by the Manager and will prepare and furnish the Manager and Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

          3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

          4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

          5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.40% of the Fund's Managed Assets (as defined below), subject to paragraph 6 below. For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares of the Fund). The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

         For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

          6. Expense Reimbursement. The Sub-Adviser agrees to pay the Manager one-half of (i) all organizational costs and (ii) all offering costs of the Fund (other than sales load, but including the reimbursement of underwriting expenses as described in the Fund's prospectus) that exceed $0.04 per Common Share (as such term is defined in the Fund's prospectus). The term "organizational costs" and "offering costs" shall have the meanings ascribed to them in Sections 8.18-8.25 of the AICPA Audit and Accounting Guide, Audits for Investment Companies, with Conforming Changes as of May 1, 2002. To pay such amount due under this provision, the Sub-Adviser shall waive its sub-advisory fee to the extent and for the period necessary to cover its obligation hereunder.

          7. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

          8. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          9. Term; Termination; Amendment. This Agreement shall become effective upon the date above, provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until _____________________. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

         This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

         The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

         Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

         10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

     If to the Manager or the Fund:              If to the Sub-Adviser:

First Trust Strategic High Income Fund         Valhalla Capital Partners, LLC
First Trust Advisors                           _______________________
1001 Warrenville Road, Suite 300               _______________________
Lisle, Illinois  60532                         Attention:  ______________
Attention:  General Counsel
                                               If by Facsimile:  ______________
If by Facsimile:  (630) 241-8650

         11. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

         14. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

         15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

         16. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

         17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

         IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                  VALHALLA CAPITAL PARTNERS, LLC



By___________________________________      By__________________________________

  Title:____________________________         Title:____________________________



FIRST TRUST STRATEGIC HIGH INCOME FUND


By___________________________________

  Title:____________________________





                                                               PRELIMINARY COPY
                                                               ================


                                   DETACH HERE                           ZFTM32

                                     PROXY

                       FIRST TRUST/FIDAC MORTGAGE INCOME FUND

                   PRROXY SOLICITED BY THE BOARD OF TRUSTEES
                        ANNUAL MEETING ON APRIL 17, 2006

The undersigned holder of shares of the First Trust/FIDAC Mortgage Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and Eric F. Fess as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4.00 p.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 1, 2006, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

FIRST TRUST/FIDAC MORTGAGE INCOME FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586






                                   DETACH HERE                           ZFTM31

[X] Please mark                                                        |   3988
    votes as in                                                        |
    this example.                                                      --------


This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.

         1. Election of Trustees.

            (01)  James A. Bowen         (04)  Thomas R. Kadlec
            (02)  Richard E. Erickson    (05)  David M. Oster
            (03)  Neil B. Nielson

                  FOR                         WITHHELD
                  ALL    [  ]         [  ]    FROM ALL
               NOMINEES                       NOMINEES


         [  ] _______________________________________
              For all nominees except as noted above

         2.  _________________________________________




                        Mark box at right if an address change or comment
                        has been noted on the reverse side of this card.    [  ]

                        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE.

                        NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Signature:_______________ Date:_______    Signature:_______________ Date:_______